The amended and restated Agreement and Declaration of Trust of the Liberty-Stein Roe Funds Investment Trust dated
July 28, 2000, filed as exhibit (a) on July 27, 2000 as part of Post-Effective Amendment No. 68, is hereby incorporated by reference to this Form N-SAR.